Registration Nos.    33-56697
                                                             33-50144
                                                             33-36650
                                                             33-22874
                                                             33-64757
                                                            333-02971


     As filed with the Securities and Exchange Commission on October 31,1996


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                              Amendment to Form S-8
                             Registration Statement
                        Under the Securities Act of 1933
           (Registration Nos. 33-56697, 33-50144, 33-36650, 33-22874,
                              33-64757, 333-02971)


                            CIRCUIT CITY STORES, INC.
             (Exact name of registrant as specified in its charter)


           Virginia                         54-0493875
(State or other jurisdiction of            (I.R.S. Employer
incorporation or organization)             Identification No.)



      9950 Mayland Drive
      Richmond, Virginia                                     23233
(Address of Principal Executive Offices)                   (Zip Code)

                                   ----------

  1984 CIRCUIT CITY STORES, INC. EMPLOYEE STOCK PURCHASE PLAN, AS AMENDED AND
              RESTATED FEBRUARY 10, 1995, AS AMENDED APRIL 9, 1996

                                      and

              CIRCUIT CITY STORES, INC. AMENDED AND RESTATED 1989
                    NON-EMPLOYEE DIRECTORS STOCK OPTION PLAN

                                      and

              CIRCUIT CITY STORES, INC. 1988 STOCK INCENTIVE PLAN

                                      and

              CIRCUIT CITY STORES, INC. 1994 STOCK INCENTIVE PLAN
                          AS AMENDED FEBRUARY 10, 1995
                           (Full titles of the plans)


              Richard L. Sharp, President, Chief Executive Officer
                           and Chairman of the Board
                           Circuit City Stores, Inc.
                               9950 Mayland Drive
                            Richmond, Virginia 23233
                    (Name and address of agent for service)

                                 (804) 527-4000
         (Telephone number, including area code, of agent for service)

          Pursuant to Rule 429, the Registrant intends this Registration Statement to also constitute compliance with its undertakings to amend its Registration Statements No. 33-56697, 33-50144, 33-36650, 33-22874, 33-
64757, and 333-02971 in lieu of filing separate post-effective amendments thereto.


PART II.          INFORMATION REQUIRED IN THE REGISTRATION STATEMENT


                  The purpose of this amendment is to add a new consent of the independent auditors.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Amendment to its registration statements to be signed on its behalf by the undersigned, thereunto duly authorized, in the County of Henrico, Commonwealth of Virginia, on October 31, 1996.

                                    CIRCUIT CITY STORES, INC.
                                    Registrant


                                             Michael T. Chalifoux
                                    By:___________________________
                                             Michael T. Chalifoux
                                             Chief Financial Officer


         Pursuant to the requirements of the Securities Act of 1933, this Amendment to its registration statements has been signed below by the following persons in the capacities and on the dates indicated.

Signature:                                           Title:

 Richard L. Sharp
 _________________________                           President, Chief Executive
 Richard L. Sharp                                    Officer and Chairman of the
                                                     Board


*_________________________                           Vice Chairman of the Board
 Alan L. Wurtzel                                     and Director


 Michael T. Chalifoux
 _________________________                           Senior Vice President, Chief
 Michael T. Chalifoux                                Financial Officer, Secretary
                                                     and Director


*_________________________                           Director
 Richard N. Cooper



*_________________________                           Director
 Barbara S. Feigin

                                                         2




*_________________________                           Director
 Theodore D. Nierenberg


*_________________________                           Director
 Hugh G. Robinson


*_________________________                           Director
 Walter J. Salmon


*_________________________                           Director
 Mikael Salovaara


*_________________________                           Director
 Edward Villanueva

 Philip J. Dunn
 _________________________                           Principal Accounting Officer
 Philip J. Dunn




         Richard L. Sharp
*By: ___________________________
         Richard L. Sharp
         Attorney-In-Fact



         Michael T. Chalifoux
*By: ___________________________
         Michael T. Chalifoux
         Attorney-In-Fact


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


                                                   EXHIBIT INDEX

         Exhibit                    Document
         Number

         4.1 Registrant's Amended and Restated Articles of Incorporation, effective January 26,
                                    1990, filed as Exhibit 3(a) to the Company's
                                    Annual Report on Form 10-K for the fiscal year ended February 10, 1993, (File No.
                                    1-5767) are expressly incorporated herein by reference.

         4.2                        Registrant's Articles of Amendment to the
                                    Amended and Restated Articles of
                                    Incorporation, effective February 26, 1993, filed as Exhibit 3(b) to Registrant's Annual
                                    Report on Form 10-K for the fiscal year
                                    ended February 28, 1993 (File No. 1-5767) are expressly incorporated herein by this reference.

         4.3                        Registrant's Bylaws, as Amended and Restated
                                    February 15, 1996, filed as Exhibit 4(b) to
                                    Registrant's Current Report on Form 8-K
                                    dated March 5, 1996 (File No. 1-5767) are expressly incorporated herein by this reference.

         4.4                        Amended and Restated Rights Agreement dated
                                    March 5, 1996, between Registrant and
                                    Norwest Bank Minnesota, N.A., as Rights
                                    Agent, filed as Exhibit 4(a) to Registrant's
                                    Current Report on Form 8-K dated March 5,
                                    1996 (File No. 1-5767) is expressly
                                    incorporated herein by this reference.

         23.1                       Consent of KPMG Peat Marwick LLP, filed
                                    herewith.

         24.1                       Power of Attorney dated October 12, 1995 filed
                                    with the Registrant's Registration Statement
                                    on Form S-8 (Registration No. 33-64757) filed on
                                    December 5, 1995, is expressly incorporated herein by
                                    reference.

         24.2                       Powers of Attorney filed as Exhibit 24 to the
                                    Registrant's Registration Statement on Form S-8
                                    (Registration No. 33-56697) filed on December 1, 1994,
                                    is expressly incorporated herein by reference.

         24.3 Powers of Attorney dated June 19, 1990 filed as Exhibit 25 to the Registrant's
                                    Registration Statement on Form S-8
                                    (Registration No. 33-36650) filed on August
                                    31, 1990, is expressly incorporated herein by reference.


         24.4 Power of Attorney dated July 27, 1992, filed with the Registrant's Registration Statement on Form S-8 (Registration No. 33-50144) filed on July 28, 1992 is expressly incorporated herein by reference.

         24.5 Power of Attorney dated June 16, 1988 filed with the Registrant's Registration Statement on Form S-8 (Registration No. 33-22874) filed on July 1, 1988, is expressly incorporated herein by reference.


                                                         4


         24.6 Powers of Attorney dated April 9, 1996 filed as Exhibit 24 to the Registrant's Registration Statement on Form S-8 (Registration No. 333-02971) filed on April 30, 1996, is expressly incorporated herein by reference.

         99.1 Registrant's 1984 Employee Stock Purchase Plan, as Amended and Restated February 10, 1995, filed as Exhibit 99.1 to the Registrant's Registration Statement on Form S-8 (Registration No. 333-02971) filed on April 30, 1996, is expressly incorporated herein by this reference.

         99.2 Amendment adopted April 9, 1996, to Registrant's 1984 Employee Stock Purchase Plan, as Amended and Restated February 10, 1995, filed as Exhibit 99.2 to the Registrant's Registration Statement on Form S-8 (Registration No. 333-02971) filed on April 30, 1996, is expressly incorporated herein by this reference.

         99.3 Registrant's Amended and Restated 1989 Non-Employee Directors Stock Option Plan filed as Exhibit A to Registrant's definitive Proxy Statement dated May 12, 1995, for the Annual Meeting of Shareholders held on June 13, 1995, is expressly incorporated herein by this reference.

         99.4 Registrant's 1988 Stock Incentive Plan, filed as Exhibit 10(c) to the Registrant's Annual Report on Form 10-K for the fiscal year ended February 28, 1993, (File No. 1-5767) is expressly incorporated herein by this reference.

         99.5 Amendments to the Registrant's 1988 Stock Incentive Plan filed as Exhibit 10(k) to the Registrant's Annual Report on Form 10-K for the fiscal year ended February 29, 1990, (File No. 1-5767) are expressly incorporated herein by this reference.

         99.6 Amendment to the Registrant's 1988 Stock Incentive Plan filed as Exhibit 4(h) to the Registrant's Registration Statement on Form S-8 (Registration No. 33-50144) filed on July 28, 1992, is expressly incorporated herein by this reference.

         99.7 Registrant's 1994 Stock Incentive Plan filed as Exhibit 99 to the Registrant's Registration Statement on Form S-8 (Registration No. 33-56697) filed on December 1, 1994, is expressly incorporated herein by this reference.

         99.8 Amendment adopted February 10, 1995, to Registrant's 1994 Stock Incentive Plan filed as Exhibit 10(f) to the Registrant's Annual Report on Form 10-K for the fiscal year ended February 28, 1995, (File No. 1-5767) is expressly incorporated herein by this reference.



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